UNITED  STATES

SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT  REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 12, 2014 (November 10, 2014)

HPIL HOLDING

(Exact name of registrant as specified in its charter)

Nevada	333-121787	20-0937461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Gratiot Road, Suite One Saginaw, MI	48609
(Address of principal executive offices)	(Zip Code)

(248) 750-1015
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On November 10, 2014, HPIL Holding’s wholly owned subsidiary, HPIL ENERGYTECH Inc., entered into a Cooperation Agreement (the “Agreement”) with ECOVAL & CO. SRL, a private limited company focused on marketing renewable energy products and solutions.  Under the Agreement, HPIL ENERGYTECH Inc. and ECOVAL & CO. SRL (each a “Party” and collectively the “Parties”) agreed to work cooperatively to develop and expand projects between the Parties beginning on November 10, 2014.  The term of the Agreement is one (1) year unless terminated earlier by either Party pursuant to the terms and conditions of the Agreement.

The description of the Agreement above is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

            (d) Exhibits

Exhibit                       Description

99.1     Cooperation Agreement entered into by and between HPIL ENERGYTECH Inc. and ECOVAL & CO. SRL on November 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HPIL Holding (Registrant)

Date: November 12, 2014	By: /S/ Nitin Amersey Nitin Amersey Director, Chief Financial Officer, Treasurer and Corporate Secretary